Exhibit 10.85

EIGHTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN

THIS EIGHTH AMENDMENT TO THE spectranetics corporation 2006 INCENTIVE AWARD PLAN (this “Eighth Amendment”), dated as of March 8, 2011, is made and adopted by The Spectranetics Corporation (the “Company”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).

RECITALS

WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended (the “Plan”);

WHEREAS, the Company desires to amend the Plan as set forth herein; and

WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company.

NOW, THEREFORE, BE IT RESOLVED, that the Plan be amended as follows:

1.Section 6.5 of the Plan is hereby amended and restated in its entirety as follows:

“6.5    Restricted Stock Granted to Independent Directors.

(a)    Newly Elected Independent Directors.

(i)    Newly Elected Independent Directors - Initial Grant. Effective as of June 1, 2011, during the term of the Plan, each individual who is newly elected or appointed as an Independent Director (a “Newly Elected Independent Director”) after June 1, 2011, shall, on the date of such individual's initial election or appointment, automatically be granted a number of shares of Restricted Stock equal to the quotient obtained by dividing (x) $60,000, by (y) the Fair Market Value of a share of Stock on the date of such individual's initial election or appointment, as applicable (rounded up to the nearest whole share) (the “Initial Grant”). Subject to the Independent Director's continued service with the Company, each Initial Grant shall vest in full on the one-year anniversary of the date of grant.

(ii)    Newly Elected Independent Directors - Pro Rata Grant. In the event that a Newly Elected Independent Director first becomes an Independent Director after the date of the 2010 annual meeting of stockholders of the Company on a date other than the date of an annual meeting of stockholders of the Company (an “Annual Meeting”), then, provided that such individual is continuing as an Independent Director immediately after the first Annual Meeting following the date of such individual's initial election or appointment, as applicable, and in addition to such Independent Director's Initial Grant, such individual shall, on the date of the first Annual Meeting following the date of such individual's initial election or appointment, as applicable, automatically be granted a number of shares of Restricted Stock equal to the product of (A) the quotient obtained by dividing (w) $60,000 by (x) the Fair Market Value of a share of Stock on the date of such Annual Meeting, multiplied by (B) the quotient obtained by dividing (y) the number of days that have elapsed from the date of such individual's initial election or appointment, as applicable, to the date of such Annual Meeting, by (z) 365 (rounded up to the nearest whole share) (the “Pro Rata Grant”). Subject to the Independent Director's continued service with the Company, each Pro Rata Grant shall vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant.

(b)    Annual Grants. Effective as of June 1, 2011, during the term of the Plan, each continuing Independent Director shall, on the date of each Annual Meeting, automatically be granted a number of shares of Restricted Stock equal to the quotient obtained by dividing (x) $60,000, by (y) the Fair Market Value of a share of Stock on the date of such Annual Meeting (rounded up to the nearest whole share) (the “Annual Grant”), commencing as follows:

(i)    For each Newly Elected Independent Director, (x) if the Initial Grant is made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the next Annual Meeting following the Initial Grant, and (y) if the Initial Grant is not made on the date of an Annual Meeting, the Annual Grant shall commence on the date of the second Annual Meeting following the date of such individual's initial election or appointment, as applicable. For the avoidance of doubt, a Newly Elected Independent Director who is elected or appointed at an Annual Meeting shall receive (1) an Initial Grant (but not a Pro Rata Grant or an Annual Grant) on the date of such Annual Meeting and (2) an Annual Grant on the date of the next Annual Meeting.

(ii)    Subject to paragraph (b)(i) above, for each individual who is an existing Independent Director as of June 1, 2011, the Annual Grant shall commence on the date of the first Annual Meeting occurring on or after June 1, 2011.

Subject to the Independent Director's continued service with the Company, each Annual Grant shall vest in full on the earlier to occur of the one-year anniversary of the date of grant or the date immediately prior to the next annual meeting following the date of grant.

2.This Eighth Amendment shall be effective as of the date hereof.

3.This Eighth Amendment shall be and is hereby incorporated in and forms a part of the Plan.

4.Except as set forth herein, the Plan shall remain in full force and effect.

I hereby certify that the foregoing Eighth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on March 8, 2011

Executed on this 8th day of March, 2011.

By:     /s/ Roger Wertheimer
Name: Roger Wertheimer
Title: Vice President, General Counsel and Secretary